UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: March 2, 2000


                         Commission File Number 1-14323

                        ENTERPRISE PRODUCTS PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

   DELAWARE                                             76-0568219
(State or other jurisdiction of                (I.R.S. Employer Identification
 incorporation or organization)                 Number)


     2727 North Loop West
     Houston, Texas                                77008
     (Address of principal executive             (Zip Code)
     offices)


                                 (713) 880-6500
              (Registrant's telephone number, including area code)

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Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

                  23.1     Consent of Deloitte & Touche LLP


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENTERPRISE PRODUCTS PARTNERS L.P.
                                    By:  Enterprise Products GP, LLC,
                                         as General Partner

Date: March 2, 2000                 By: /s/ Gary L. Miller
                                        -------------------------------
                                    Gary L. Miller
                                    Executive Vice President, Chief Financial
                                    Officer, Treasurer and Director (Principal
                                    Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit
Number                              Exhibit Description

23.1                                Consent of Deloitte & Touche LLP

                                                                   EXHIBIT  23.1



                          INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-93239 of Enterprise Products Partners L.P. and in Registration Statement No. 333-93239-01 of Enterprise Products Operating L.P. on Form S-3 of our report dated February 25, 2000, appearing in the Annual Report on Form 10-K of Enterprise Products Partners L.P. for the year ended December 31, 1999. We also consent to the reference to our firm under the caption "Experts" in those registration statements.


DELOITTE & TOUCHE LLP
Houston, TX
March 2, 2000